Exhibit 10.2
ACKNOWLEDGEMENT AND CONFIRMATION AGREEMENT

This Acknowledgement and Confirmation Agreement (this “Agreement”) dated April 30, 2015 (the “Effective Date”), is by and among Vertex Energy, Inc., a Nevada corporation (“Parent”), Vertex Refining NV, LLC, a Nevada limited liability company and wholly-owned subsidiary of Parent (“Vertex Refining” and collectively with Parent, “Vertex”), Bango Oil, LLC, a Nevada limited liability company (“Bango Oil”), RESC, LLC, a Nevada limited liability company (“RESC”) and Diatom, LLC, a Nevada limited liability company (“Diatom” and collectively with Bango Oil and RESC, the “Potential Share Recipients” and individually, a “Potential Share Recipient”), each a “Party” and collectively the “Parties.”

W I T N E S S E T H:

WHEREAS, Vertex Refining and Bango Oil have entered into a Lease with Option for Membership Interest Purchase dated on or around the date hereof (the “Bango Lease Agreement”), providing for the lease by Vertex Refining of certain real property owned by Bango Oil;

WHEREAS, RESC and Diatom have each entered into a Lease and Purchase Agreement with Vertex Refining, whereby Vertex Refining has agreed to lease certain buildings and equipment from RESC and Diatom (the “Lease and Purchase Agreements” and collectively with the Bango Lease Agreement, the “Lease Agreements”);

WHEREAS, the Lease Agreements include the right, at the option of Vertex Refining, to issue shares of Parent’s restricted common stock, $0.001 par value per share (the “Shares”) to the Potential Share Recipients in consideration for amounts due from Vertex Refining to the Potential Share Recipients pursuant to the terms of the Lease Agreements (the “Right to Issue Shares”);

WHEREAS, in order to enable the Parent to be able to issue the Shares; claim an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”) for such issuance(s); and comply with applicable NASDAQ Capital Market (“NASDAQ”) rules and requirements, Vertex Refining and Parent require each of the Potential Share Recipients to make certain acknowledgements, representations and confirmations to Vertex Refining and Parent, and each of the Potential Share Recipients desire to make such acknowledgements, representations and confirmations on the terms set forth below; and

WHEREAS, the Parties desire to enter into this Agreement, which shall serve as an addendum to each of the Lease Agreements, in order for the Potential Share Recipients to make required acknowledgements, representations and confirmations.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, and other consideration, which consideration the Parties hereby acknowledge and confirm the sufficiency and receipt of, the Parties hereto agree as follows:

Acknowledgement and Confirmation Agreement

1.           Mutual  Representations, Covenants and Warranties of the Parties. Each of the Parties, for themselves and for the benefit of each of the other Parties hereto, represents, covenants and warranties that:

1.1.           Such Party has all requisite power and authority, corporate or otherwise, to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement constitutes the legal, valid and binding obligation of such Party enforceable against such Party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general equitable principles;

1.2.           The execution and delivery by such Party and the consummation of the transactions contemplated hereby and thereby do not and shall not, by the lapse of time, the giving of notice or otherwise: (i) constitute a violation of any law; or (ii) constitute a breach of any provision contained in, or a default under, any governmental approval, any writ, injunction, order, judgment or decree of any governmental authority or any agreement, contract or understanding to which such Party or its assets are bound or affected; and

1.3.           Any individual executing this Agreement on behalf of an entity has authority to act on behalf of such entity and has been duly and properly authorized to sign this Agreement on behalf of such entity.

2.           Representations, Warranties, Confirmations and Acknowledgements of each of the Potential Share Recipients. In connection with the right of Vertex Refining to issue Shares to the Potential Share Recipients pursuant to the Lease Agreements, and the potential issuance of such Shares, each of the Potential Share Recipients hereby represents and warrants to Vertex, severally and not jointly, that (the “Representations”):

2.1.           Each Potential Share Recipient is an “accredited investor,” as such term is defined in Regulation D of the Securities Act, and has confirmed such “accredited investor” status by executing and delivering to Vertex, a Certification of Accredited Investor Status in the form of Exhibit A hereto (the “Certification”);

2.2.           Each Potential Share Recipient will acquire the Shares (if issued by Vertex) for its own account and not with a view to a sale or distribution thereof as that term is used in Section 2(a)(11) of the Securities Act, in a manner which would require registration under the Securities Act or any state securities laws;

Acknowledgement and Confirmation Agreement

2.3.           Each Potential Share Recipient has such knowledge and experience in financial and business matters that such Potential Share Recipient is capable of evaluating the merits and risks of the Shares. Each Potential Share Recipient can bear the economic risk of the Shares, has knowledge and experience in financial business matters and is capable of bearing and managing the risk of investment in the Shares. Each Potential Share Recipient recognizes that the Shares have not been registered under the Securities Act, nor under the securities laws of any state and, therefore, cannot be resold unless the resale of the Shares is registered under the Securities Act or unless an exemption from registration is available. Each of the Potential Share Recipients has carefully considered and has, to the extent each Potential Share Recipient believes such discussion necessary, discussed with its professional, legal, tax and financial advisors, the suitability of an investment in the Shares for its particular tax and financial situation and it and its advisers, if such advisors were deemed necessary, have determined that the Shares are a suitable investment for it. Each of the Potential Share Recipients confirms that it has not been offered the Shares by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to each Potential Share Recipient’s knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising. Each Potential Share Recipient has had an opportunity to ask questions of and receive satisfactory answers from Vertex, or any person or persons acting on behalf of Vertex, concerning the terms and conditions of the Shares, the Right to Issue Shares and Vertex, and all such questions have been answered to the full satisfaction of each Potential Share Recipient;

2.4.           Neither Vertex nor any of its representatives has supplied Potential Share Recipients any information regarding the Shares, Vertex, the Right to Issue Shares, an investment in the Shares, or Vertex, other than as contained in this Agreement, and each of the Potential Share Recipients is relying on its own investigation and evaluation of Vertex and the Shares and not on any other information;

2.5.           Each of the Potential Share Recipients hereby represents to Vertex that such Potential Share Recipient intends to acquire the Securities for its own benefit and account, and that such Potential Share Recipient is not acquiring the Securities with the intent of resale or distribution such as would be subject to regulation by the securities law, and that, in the future, if Potential Share Recipient should sell, transfer or otherwise dispose of the Securities or interests therein, Potential Share Recipient will do so in compliance with all applicable securities laws;

2.6.           Each of the Potential Share Recipients recognizes that an investment in the Shares is a speculative venture and that the total value of the Shares is placed at the risk of the business and may be completely lost. Each of the Potential Share Recipients confirms and represents that it is able (i) to bear the economic risk of its investment, (ii) to hold the Shares for an indefinite period of time, and (iii) to afford a complete loss of the Shares;

Acknowledgement and Confirmation Agreement

2.7.           Each of the Potential Share Recipients represents that no person has made to it, any written or oral representations: (x) that any person will resell or repurchase any of the Shares; (y) that any person will refund the purchase price of any of the Shares, or (z) as to the future price or value of any of the Shares; and

2.8.           Each of the Potential Share Recipients understands and acknowledges that each certificate or instrument representing the Shares will be endorsed with the following legend (or a substantially similar legend), unless or until registered under the Securities Act:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES WHICH IS REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

3.           Automatic Re-confirmation of the Representations Upon Issuance of the Shares. Unless Vertex is provided written notice prior to the issuance date of any Shares, that the Representations set forth above are no longer correct or are invalid, each of the Potential Share Recipients shall be deemed to have automatically re-certified, re-confirmed and re-acknowledged (each a “Re-Confirmation”) the Representations upon each issuance of Shares by Parent and Parent and its representatives, legal counsels and transfer agents, shall be able to rely on such Representations (and Re-Confirmations thereof) for any and all purposes.

4.           Individual Maximum Ownership of Potential Share Recipients. No Shares shall be issued to any Potential Share Recipient by Vertex during any time that, and only to the extent that, the number of Shares to be issued to the applicable Potential Share Recipient, when added to the number of shares of common stock of the Parent, if any, that such Potential Share Recipient otherwise beneficially owns at the time of such issuance by the Parent, would exceed 9.99% (the “Maximum Percentage”) of the number of shares of common stock outstanding immediately after giving effect to the issuance of the Shares, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Beneficial Ownership Limitation”). Notwithstanding the above, unless otherwise notified by any Potential Share Recipient in writing, the Parent shall be able to rely on the number of shares of common stock set forth next to each Potential Share Recipient’s name on the Parent’s record shareholders list for determining the beneficial ownership of each Potential Share Recipient and shall be able to assume that such Potential Share Recipient does not beneficially own any additional shares other than as set forth next to such Potential Share Recipient’s name on such shareholders list.

Acknowledgement and Confirmation Agreement

5.           Cap on Aggregate Shares. Notwithstanding anything herein to the contrary, the maximum number of shares of Parent common stock to be issued in connection with the Right to Issue Shares under the Lease Agreements (including any similar lease agreements or other similar agreements entered into by Vertex after the date hereof) shall not (i) exceed 19.9% of the outstanding shares of the Parent’s common stock on April 30, 2015, (ii) exceed 19.9% of the combined voting power of the then outstanding voting securities of Parent on April 30, 2015, in each of subsections (i) and (ii) before the issuance of the Shares, or (iii) otherwise exceed such number of shares of Parent common stock that would violate applicable listing rules of the NASDAQ Stock Market in the event the Parent’s stockholders do not approve the issuance of the Shares (the “Share Cap”). In the event the number of Shares to be issued in connection with the Right to Issue Shares exceeds the Share Cap, then Parent shall be prohibited from issuing Shares until or unless it first obtains the approval of the Parent’s stockholders under applicable rules and requirements of the NASDAQ Capital Market.

6.           No Shorting. Each of the Potential Share Recipients acknowledges and confirms that neither it, nor any of its affiliates or representatives, have an open short position in the common stock of Vertex, and each Potential Share Recipient agrees that neither it, nor any of its affiliates or representatives, shall directly or indirectly, engage in any short sales of, or hedging transactions with respect to, the common stock of Vertex, during the term of the Lease Agreement between Vertex Refining and the applicable Potential Share Recipient.

7.           Further Assurances. Each of the Potential Share Recipients agrees that, from time to time, each of them will take such other action and to execute, acknowledge and deliver such contracts, deeds, representations, confirmations or other documents as may be reasonably requested and necessary or appropriate by Parent, its representatives, legal counsel or transfer agent to allow for the issuance of the Shares.

8.           Entire Agreement. This Agreement sets forth all of the promises, agreements, conditions, understandings, warranties and representations among the Parties with respect to the transactions contemplated hereby and thereby, and supersedes all prior agreements, arrangements and understandings between the Parties, whether written, oral or otherwise, other than the Lease Agreements, which this Agreement serves as an addendum to.

9.           Effect of Agreement. Upon the effectiveness of this Agreement, each reference in the Lease Agreements, as applicable, to “Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to such Lease Agreement as modified hereby.

10.           Notices. All notices which may be given pursuant to this Agreement shall be in writing and shall be personally delivered or sent by first-class certified or registered United States mail, postage prepaid, return receipt requested, and sent to the Party at its address appearing in the Lease Agreements or such other address as any Party shall hereafter designate by notice to the other Party given as aforesaid. The providing of notice hereunder by the Parties shall be subject in all respects to the terms and condition of each applicable Lease Agreement.

Acknowledgement and Confirmation Agreement

11.           Prohibition Against Assignment. The Lease Agreements shall not be assignable by the Potential Share Recipients, except pursuant to the terms and conditions of each Lease Agreement, and only if (a) such Potential Share Recipient can provide Vertex with reasonably satisfactory evidence that all applicable conditions relating to the assignment of the Lease Agreement under applicable securities laws have been satisfied, and (b) such transferee has confirmed the Representations in writing to Vertex.

12.           Controlling Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas and applicable laws of the United States of America.

13.           Construction. When used in this Agreement, unless a contrary intention appears: (i) a term has the meaning assigned to it; (ii) “or” is not exclusive; (iii) “including” means including without limitation; (iv) words in the singular include the plural and words in the plural include the singular, and words importing the masculine gender include the feminine and neuter genders; (v) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vi) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision hereof; (vii) references contained herein to Article, Section, Schedule and Exhibit, as applicable, are references to Articles, Sections, Schedules and Exhibits in this Agreement unless otherwise specified; (viii) references to “writing” include printing, typing, lithography and other means of reproducing words in a visible form, including, but not limited to email; (ix) reference to a particular statute, regulation or Law means such statute, regulation or Law as amended or otherwise modified from time to time; (x) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); and (xi) the paragraph and section headings contained in this Agreement are for convenience only, and shall in no manner be construed as part of this Agreement.

14.           Savings Clause. If any provision of this Agreement is prohibited by law or held to be unenforceable, the remaining provisions hereof shall not be affected, and this Agreement shall continue in full force and effect as if such unenforceable provision had never constituted a part hereof, and the unenforceable provision shall be automatically amended so as best to accomplish the objectives of such unenforceable provision within the limits of applicable law.

Acknowledgement and Confirmation Agreement

15.           Review and Construction of Documents. Each of the Potential Share Recipients represents individually and not severally, to Vertex and Vertex represents to each of the Potential Share Recipients, that (a) before executing this Agreement, said Party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said Party has relied solely and completely upon its own judgment in executing this Agreement; (c) said Party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Agreement; (d) said Party has acted voluntarily and of its own free will in executing this Agreement; and (e) this Agreement is the result of arm’s length negotiations conducted by and among the Parties and their respective counsel.

16.           Counterparts and Signatures. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .peg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party, each other party shall re execute the original form of this Agreement and deliver such form to all other parties. No party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Remainder of page left intentionally blank. Signature pages follow.]

Acknowledgement and Confirmation Agreement

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first written above.

“Vertex”

Vertex Energy, Inc. (“Parent”),

By: /s/ Benjamin P. Cowart

Its: President and CEO

Printed Name: Benjamin P. Cowart

Vertex Refining NV, LLC (“Vertex Refining”)

By: /s/ Benjamin P. Cowart

Its: President and CEO

Printed Name: Benjamin P. Cowart

[Signature page(s) of Potential Share Recipients follow on next page.]

Acknowledgement and Confirmation Agreement

“Potential Share Recipients”

Bango Oil, LLC (“Bango Oil”)

By: /s/ Alan C. Fox

Its:_______________________

Printed Name: Alan C. Fox

RESC, LLC (“RESC”)

By: /s/Randy Soule

Its:  Manager-Member

Printed Name:  Randy Soule

Diatom, LLC (“Diatom”)

By: /s/Randy Soule

Its:  Manager-Member

Printed Name:  Randy Soule

Acknowledgement and Confirmation Agreement

EXHIBIT A

CERTIFICATION OF ACCREDITED INVESTOR STATUS

Except as may be indicated by the undersigned below, the undersigned is an “accredited investor,” as that term is defined in Rule 5011 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”). The undersigned has initialed the line below indicating the basis on which he, she or it is representing his, her or its status as an “accredited investor”; at the request of Vertex Energy, Inc., a Nevada corporation (the “Company”). The representation and confirmation below as part of this Certification of Accredited Investor Status (the “Certification”) shall be effective for all purposes and shall be able to be relied upon by the Company, its legal counsel and assigns for any and all purposes, until such time, if ever, as the undersigned has advised the Company in writing that the representations below are no longer accurate or correct.

By initializing below the undersigned confirms, acknowledges and represents that he, she or it, is an “accredited investor” because he, she or it is:

_______	a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

_______	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_______	an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

1 http://www.law.cornell.edu/cfr/text/17/230.501

Certification of Accredited Investor Status

_______
a natural person whose individual net worth, or joint net worth with the undersigned’s spouse, at the time of this purchase exceeds $1,000,000. For purposes of this item, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Closing Date, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the Closing Date;

_______
a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year. “Income” for this purpose is computed by adding the following items to adjusted gross income for federal income tax purposes: (a) the amount of any tax-exempt interest income received; (b) the amount of losses claimed as a limited partner in a limited partnership; (c) any deduction claimed for depletion; (d) deductions for alimony paid; (e) deductible amounts contributed to an IRA or Keogh retirement plan; and (f) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code;

_______
a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring any securities of the Company, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment;

_______	an entity in which all of the equity holders are “accredited investors” by virtue of their meeting one or more of the above standards; or

_______	a director, executive officer, or general partner of Vertex Energy, Inc., or any director, executive officer, or general partner of a general partner of Vertex Energy, Inc.

* * * * * * * * * * * * * * *

The undersigned agrees that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the undersigned as set forth herein. All information which the undersigned has provided to the Company is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

Certification of Accredited Investor Status

IN WITNESS WHEREOF, the undersigned has executed this Certification of Accredited Investor Status effective as of April 30, 2015.

Name:______________________________________________

By: _________________________________________________
Signature

Printed Name of Signatory (if entity):_______________________

Title: _________________________________________________
(required for any stockholder that is a corporation, partnership, trust or other entity)

Certification of Accredited Investor Status